------------------------------------------
NEWPORT TIGER FUND           ANNUAL REPORT
------------------------------------------

December 31, 1998


                    -------------------------------
                    Not FDIC      May Lose Value
                     Insured      No Bank Guarantee
                    -------------------------------

                          NEWPORT TIGER FUND HIGHLIGHTS
                       JANUARY 1, 1998 - DECEMBER 31, 1998

INVESTMENT OBJECTIVE: Newport tiger Fund seeks capital appreciation by investing primarily in equity securities of companies located in the nine "Tigers" of Asia -- Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines.

PORTFOLIO MANAGER COMMENTARY: "A dramatic fourth-quarter turnaround in Asian stock prices helped dissipate the negative sentiment that had existed for much of the Fund's fiscal year. We were encouraged by this rally and continue to believe that holding high-quality stocks within the strongest Tiger markets is the best way to invest in Asia over the long term."
                                                     -- Jack Mussey & Tim Tuttle

                               NEWPORT TIGER FUND PERFORMANCE(1)

                                        12-month total returns,
                                       assuming reinvestment of
                                      distributions and no sales
                                     charge or contingent deferred         Net asset value
                 Inception dates          sales charge (CDSC)           per share on 12/31/98
----------------------------------------------------------------------------------------------
     Class A         4/1/95                    (12.08) %                        $7.78

     Class B         4/1/95                    (12.77) %                        $7.70

     Class C         4/1/95                    (12.89) %                        $7.71

     Class T        5/31/89                    (11.87) %                        $7.77

     Class Z        5/31/89                    (12.09) %                        $7.75
-----------------------------------------------------------------------------------------------

COUNTRY DISTRIBUTION(2)                     TOP FIVE SECTORS(2)
(as of 12/31/98)                            (AS OF 12/31/98)
--------------------------------------      -----------------------------------

1. Hong Kong and China .......  70.4%       1. Financials ............... 49.4%

2. Singapore .................  26.5%       2. Consumer Cyclicals ....... 17.2%

3. Philippines ...............   0.9%       3. Utilities ................ 16.1%

                                            4. Technologies .............  7.5%

                                            5. Capital Goods ............  7.5%

(1) The Fund was originally introduced on 5/31/89. On 4/1/95, the shares that had been available since 5/31/89 were re-designated as either Class T or Class Z. Also, share classes A, B and C were initially offered on that date.

    Performance may reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results may have been lower.

(2) Country and sector weightings are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee it will continue to maintain these country and sector weightings in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Newport's defined criteria used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[Photo of Stephen E. Gibson]

I am pleased to present the annual report for Newport Tiger Fund for the 12-month period ended December 31, 1998.

While local financial and economic issues continued to hinder Asian market performance for much of 1998, stock prices within the region made a dramatic turnaround during the fourth quarter. Flight-to-quality was a theme that repeated itself throughout the year, as global investors continued to liquidate equity positions in less-developed foreign markets and shift assets to high-quality U.S. stocks and bonds. In the fall of 1998, ongoing concerns about a global economic slowdown prompted a series of interest rate cuts by the Federal Reserve Board. The Fed's actions appeared to have a broad impact, reducing fears of a global recession while spurring market rallies in the U.S. and abroad.

The impressive gains that were achieved during the last several months of 1998 are encouraging, particularly for Newport Tiger Fund investors who have remained patient during the past year. While declining interest rates, relative currency stability and attractive stock valuations are beginning to entice investors back to Asia, it is important to recognize that the economies of many Asian countries continue to contract, albeit less dramatically than before. As the region's economies begin to strengthen, we believe a heavier influx of global investment capital may return to the region.

Few investment managers possess the experience, level of knowledge and strong local relationships in Southeast Asia that Newport Fund Management has developed over the past 20 years. Participating in numerous economic and market cycles has given them significant expertise in Asian market investing.

Thank you for choosing Newport Tiger Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
February 11, 1999

Because market and economic conditions change, there can be no assurance that the trends described above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

[Photo of Jack Mussey]
[Photo of Tim Tuttle]

JACK MUSSEY and TIM TUTTLE are portfolio co-managers of Newport Tiger Fund. Mr. Mussey is president and chief executive officer of Newport Fund Management, Inc. and has more than 25 years of experience investing in Asian markets. He is a Chartered Financial Analyst and a member of the Security Analysts of San Francisco. Mr. Mussey received a B.A. from the University of Redlands in 1963 and an M.B.A. from the University of California at Berkeley in 1965. Mr. Tuttle is managing director of Newport Fund Management, Inc. and also has more than 20 years of experience investing in Asian markets. He is a Chartered Financial Analyst and received a B.A. from Williams College in 1964.

MARKET RALLIES LATE IN PERIOD DESPITE WEAK ECONOMIC FUNDAMENTALS
During the first nine months of 1998, the economies of most Asian countries remained weak. The financial and economic problems that began in 1997 remained mostly unresolved in 1998, encouraging global investors to avoid Asian equity markets. During the second and third quarters of 1998, the devaluation of Russia's currency and increasing concerns about Latin America's economic stability renewed fears of a global economic crisis. In the fourth quarter, however, the genuine negative sentiment that existed throughout most of 1998 began to change. As global central bankers made concerted efforts to reduce fears of a worldwide economic slowdown, Asian markets staged an impressive rally. Investor confidence received an added boost when the U.S. Federal Reserve Board lowered short-term interest rates three times in the fall of 1998.

A NUMBER OF FACTORS HELPED DRIVE STOCK PRICES HIGHER LATE IN THE YEAR
We believe that a series of events during the year helped drive stock prices higher in the fourth quarter. First, global interest rates trended downward, which is generally positive for stocks. Second, central banks in the more solvent Asian countries injected significant amounts of capital into local stock and bond markets. Finally, in response to the factors mentioned above, global money managers who have enjoyed success in the U.S. and Europe over the past two years began re-establishing positions in Asia in early September in anticipation of a potential economic strengthening later in 1999.

In the fourth quarter of 1998, the Morgan Stanley Capital International EAFE
(GDP) Index -- which tracks the performance of stocks in several Asian countries, including Hong Kong and Singapore -- had a total return of 21.59%. Newport Tiger Fund also turned in a solid performance in the fourth quarter. The Fund's focus on high-quality, interest rate sensitive stocks enabled it to achieve a 37.69% return for the fourth quarter (for Class A shares based on net asset value). For the 12-month period, the Fund generated a total return of negative 12.08% for Class A shares, based on net asset value.

THE IMPORTANCE OF MAINTAINING A CONSERVATIVE APPROACH
In managing the Fund, we continue to take a conservative approach by focusing on countries with relatively stable economies, sound banking systems and well-financed corporations. Hong Kong, China, Singapore and, to some extent, the Philippines offer a variety of high-quality companies with strong balance sheets. We believe these companies have a better chance of weathering a global recession, should that scenario continue to build. Within the financially and fundamentally weaker Tiger countries, including Indonesia, Thailand, South Korea and Malaysia, economic numbers remained negative in 1998. While the extent of recession in these countries is showing some degree of improvement, many still have high debt levels. Moreover, the banking systems in these countries remain weak.

NEW ADDITIONS TO THE PORTFOLIO OFFER STRONG FUTURE GROWTH POTENTIAL
With only two Singapore bank stocks in the portfolio, we decided to add a third. United Overseas Bank (0.83% of total net assets) is well capitalized and has benefited from declining interest rates and the ability to expand throughout the region.

A second holding added in the fourth quarter was Johnson Electric (0.82% of total net assets), one of only two global manufacturers of miniature electric motors. Use of these motors -- the types that are found in hairdryers, windshield wipers and car door locks -- is growing rapidly. Johnson Electric is based in Hong Kong but manufactures its products in China. The company has weathered the deflation in Asia and the global economic slowdown, while maintaining strong earnings growth over the past two years.

MANY VARIABLES WILL AFFECT FUTURE ECONOMIC GROWTH ACROSS ASIA
The ability for Asian companies to grow depends somewhat on the economies of Japan, the U.S. and Europe. We believe the U.S. and Europe will continue to grow moderately in 1999, providing enough demand for Asian exporters to survive. However, it is too early to predict when the turnaround in Japan will begin.

We believe that China still holds the key to long-term growth opportunities in Asia, and we remain optimistic about its potential. The Chinese government is projecting 7% growth for 1999, down slightly from 1998. Current growth is coming mostly from government spending on infrastructure projects that employ a lot of people. While exports did not grow in 1998 and consumption slowed, China still finished 1998 with a $43 billion trade surplus -- an indication of financial strength. Other positive factors included $45 billion in additional capital from direct foreign investment in 1998, and no inflation. With these developments, we believe China's economy is on course towards economic recovery -- a scenario that has the potential to benefit the entire region. However, this Fund remains committed to its strategy of taking advantage of China's growth primarily through investments in high-quality companies listed on the Hong Kong stock exchange.

                 NEWPORT TIGER FUND'S INVESTMENT PERFORMANCE VS.
            THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (GDP) INDEX

               Change in Value of $10,000 from 5/31/89 - 12/31/98
                       Class A Shares based on NAV and POP


                     MSCI
                     Index                NAV                 POP

 5/31/89           $10,000             $10,000             $10,000
 6/30/89            10,186               9,940               9,368
 7/31/89            11,339              10,240               9,651
 8/31/89            11,081              10,040               9,463
 9/30/89            11,509              10,310               9.717
10/31/89            10,965              10,060               9,482
11/30/89            11,533              10,420               9,821
12/31/89            12,404              11,080              10,443
 1/31/90            12,180              11,200              10,556
 2/28/90            11,637              11,360              10,707
 3/31/90            11,260              11,180              10,537
 4/30/90            11,111              10,537               9,931
 5/31/90            11,940              11,561              10,896
 6/30/90            12,062              11,842              11,161
 7/31/90            12,369              12,494              11,776
 8/31/90            11,024              10,688              10,073
 9/30/90             9,496               9,012               8,494
10/31/90            10,678               9,664               9,109
11/30/90            10,210               9,243               8,711
12/31/90            10,216               9,403               8,862
 1/31/91            10,497               9,757               9,196
 2/28/91            11,596              10,626              10,015
 3/31/91            10,817              10,990              10,358
 4/30/91            10,849              11,364              10,711
 5/31/91            11,090              11,657              10,987
 6/30/91            10,226              11,435              10,777
 7/31/91            10,652              11,678              11,006
 8/31/91            10,580              11,202              10,558
 9/30/91            11,037              10,990              10,358
10/31/91            11,005              11,152              10,511
11/30/91            10,696              11,496              10,835
12/31/91            11,312              11,849              11,168
 1/31/92            11,216              12,557              11,835
 2/29/92            11,064              12,951              12,207
 3/31/92            10,519              12,618              11,892
 4/30/92            10,610              13,336              12,569
 5/31/92            11,235              14,215              13,398
 6/30/92            10,869              14,246              13,426
 7/31/92            10,484              13,822              13,122
 8/31/92            11,006              13,386              12,616
 9/30/92            10,602              13,528              12,760
10/31/92            10,172              14,963              14,103
11/31/92            10,222              14,812              13,960
12/31/92            10,220              14,458              13,627
 1/31/93            10,338              14,915              14,057
 2/28/93            10,700              15,747              14,841
 3/31/93            11,430              15,818              14,908
 4/30/93            12,483              17,025              16,046
 5/31/93            12,678              17,492              16,486
 6/30/93            12,459              17,127              16,142
 7/31/93            12,834              17,106              16,123
 8/31/93            13,774              18,141              17,098
 9/30/93            13,485              18,506              17,442
10/31/93            13,856              21,479              20,244
11/30/93            12,752              21,084              19,871
12/31/93            13,649              25,350              23,892
 1/31/94            14,693              24,189              22,798
 2/28/94            14,612              22,946              21,626
 3/31/94            14,403              20,622              19,437
 4/30/94            15,130              22,069              20,800
 5/31/94            14,783              23,109              21,780
 6/30/94            14,776              21,865              20,608
 7/31/94            15,119              23,007              21,684
 8/31/94            15,376              24,352              22,951
 9/30/94            14,835              24,209              22,817
10/31/94            15,286              24,515              23,105
11/30/94            14,605              22,558              21,261
12/31/94            14,715              22,317              21,034
 1/31/95            14,338              20,106              18,950
 2/28/95            14,322              21,987              20,722
 3/31/95            14,971              22,462              21,171
 4/30/95            15,640              22,504              21,210
 5/31/95            15,489              25,151              23,705
 6/30/95            15,316              24,820              23,393
 7/31/95            16,317              25,420              23,958
 8/31/95            15,636              24,572              23,159
 9/30/95            15,821              25,027              23,588
10/31/95            15,363              24,862              23,432
11/30/95            15,686              24,924              23,491
12/31/95            16,358              25,948              24,456
 1/31/96            16,565              28,447              26,811
 2/29/96            16,615              28,447              26,811
 3/31/96            16,835              28,239              26,615
 4/30/96            17,359              28,135              26,517
 5/31/96            17,103              27,989              26,380
 6/30/96            17,237              27,364              25,791
 7/31/96            16,742              25,823              24,338
 8/31/96            16,733              26,760              25,222
 9/30/96            17,193              27,552              25,967
10/31/96            17,005              27,364              25,791
11/30/96            17,732              28,801              27,145
12/31/96            17,605              28,786              27,131
 1/31/97            17,274              28,597              26,953
 2/29/97            17,394              28,556              26,914
 3/31/97            17,725              26,797              25,256
 4/30/97            17,682              26,315              24,802
 5/31/97            18,603              28,660              27,012
 6/30/97            19,711              29,858              28,142
 7/31/97            20,145              30,320              28,577
 8/31/97            18,700              25,134              23,689
 9/30/97            19,901              26,100              24,599
10/31/97            18,431              19,738              18,603
11/30/97            18,355              19,213              18,108
12/31/97            18,621              19,012              17,919
 1/31/98            19,589              15,935              15,018
 2/28/98            20,715              10,328              18,217
 3/31/98            21,843              19,138              18,038
 4/30/98            22,171              17,389              16,389
 5/31/98            22,485              14,754              13,906
 6/30/98            22,696              13,154              12,397
 7/31/98            22,992              12,225              11,522
 8/31/98            19,962              10,303               9,711
 9/30/98            19,405              12,140              11,442
10/31/98            21,564              15,962              15,044
11/30/98            22,682              16,722              15,760
12/31/98            23,595              16,715              15,754

                  Value of a $10,000 investment made on 5/31/89
                                 As of 12/31/98

-------------------------------------------------------------------------------
    CLASS A           CLASS B           CLASS C        CLASS T          CLASS Z
    NAV POP         NAV w/CDSC        NAV w/CDSC       NAV POP             NAV
-------------------------------------------------------------------------------
$16,715 $15,754  $16,233 $16,233   $16,243 $16,243  $16,850 $15,881      $16,807
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12/31/98
--------------------------------------------------------------------------------
                               1 YEAR          5 YEARS              LIFE
--------------------------------------------------------------------------------
CLASS A (Inception 4/1/95)
NAV                            (12.08)%         (7.99)%            5.50%
POP                            (17.13)%         (9.07)%            4.85%
--------------------------------------------------------------------------------
CLASS B (Inception 4/1/95)
NAV                            (12.77)%         (8.53)%            5.18%
w/CDSC                         (17.08)%         (8.89)%            5.18%
--------------------------------------------------------------------------------
CLASS C (4) (Inception 4/1/95)
NAV                            (12.89)%         (8.52)%            5.19%
w/CDSC                         (13.75)%         (8.52)%            5.19%
--------------------------------------------------------------------------------
CLASS T (Inception 5/31/89)
NAV                            (11.87)%         (7.84)%            5.59%
POP                            (16.94)%         (8.93)%            4.94%
--------------------------------------------------------------------------------
CLASS Z (Inception 5/31/89)
NAV                            (12.09)%         (7.89)%            5.56%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). The public offering price (POP) returns include the maximum charge of 5.75% for Classes A and T. The CDSC returns reflect the maximum applicable charges of 5% for one year and 2% for five years for Class B shares and 1% for one year for class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Fund was originally introduced on 5/31/89 and became Colonial Newport Tiger Fund on 4/1/95 when Class A, B and D (since redesignated as C) shares were offered. As of 4/30/98, the Fund was renamed Newport Tiger Fund. Please see the Fund's prospectus for additional details. Class A, B and C share performance information includes returns of the Fund's Class Z shares for periods prior to the inception dates of those classes. These Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class Z shares and the Class A, B and C shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the Class A, B and C shares would have been lower.

The Morgan Stanley Capital International EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 97.7%                           COUNTRY        SHARES    VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 68.3%
   DEPOSITORY INSTITUTIONS - 25.1%
   Development Bank of Singapore Ltd.              Si           6,718 $  60,632
   HSBC Holdings PLC (a)                           HK           1,300    32,396
   Hang Seng Bank                                  HK           4,500    40,225
   Oversea-Chinese Banking Corp. Ltd               Si           7,879    53,452
   United Overseas Bank                            Si           1,000     6,420
                                                                       ---------
                                                                        193,125
                                                                       ---------

   HOLDING COMPANIES - 18.9%
   Cheung Kong Holdings Ltd.                       HK           8,000    57,570
   Citic Pacific Ltd.                              HK          14,095    30,384
   Hutchison Whampoa Ltd.                          HK           7,500    53,004
   Singapore Technologies Engineering Ltd.         Si           5,000     4,664
                                                                       ---------
                                                                        145,622
                                                                       ---------

   INSURANCE CARRIERS - 0.5%
   National Mutual Asia Ltd.                       HK           5,000     3,743
                                                                       ---------

   REAL ESTATE - 23.8%
   Ayala Land, Inc.                                Ph           4,500     1,273
   China Resources Enterprises Ltd.                HK          14,000    21,866
   City Developments Ltd.                          Si           7,993    34,615
   Henderson Land Development Co., Ltd.            HK           1,000     5,176
   New World Development Co., Ltd.                 HK          12,170    30,633
   SM Prime Holdings, Inc.                         Ph          28,000     5,326
   Sun Hung Kai Properties Ltd.                    HK           7,240    52,802
   Swire Pacific Ltd., Series A                    HK           7,000    31,354
                                                                      ---------
                                                                        183,045
                                                                      ---------

 ...............................................................................
MANUFACTURING - 6.1%
   MEASURING & ANALYZING INSTRUMENTS - 0.4%
   China Hong Kong Photo Products Holdings, Ltd.   HK          31,400     3,040
                                                                      ---------

   PRINTING & PUBLISHING - 5.7%
   Singapore Press Holdings Ltd.                   Si           4,019    43,821
                                                                      ---------

 ...............................................................................
RETAIL TRADE - 0.5%
   APPAREL & ACCESSORY STORES
   Giordano International Ltd.                     HK          20,000     3,743
                                                                      ---------

 ...............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 20.2%
   ELECTRIC SERVICES - 7.5%
   China Light & Power Co., Ltd.                   HK           5,500    27,404
   Hong Kong Electric Holdings Ltd.                HK          10,000    30,334
                                                                      ---------
                                                                         57,738
                                                                      ---------
   GAS SERVICES - 6.6%
   Hong Kong and China Gas Co., Ltd.               HK          40,000 $  50,858
                                                                      ---------
   TELECOMMUNICATION - 6.1%
   China Telecom Ltd. (a)(b)                       HK          18,000    31,274
   Hong Kong Telecommunications Ltd. (a)           HK           8,711    15,297
                                                                      ---------
                                                                         46,571
                                                                      ---------
 ...............................................................................
WHOLESALE TRADE - 2.6%
   DURABLE GOODS
   Johnson Electric Holdings Ltd.                  HK           2,444     6,279
   Li & Fung Ltd.                                  HK           6,622    13,719
                                                                      ---------
                                                                         19,998
                                                                      ---------
   TOTAL COMMON STOCKS (cost of $877,524)                               751,304
                                                                      ---------
WARRANTS (a) - 0.0%
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
   GAS SERVICES
   Hong Kong and China Gas Co., Ltd.               HK           1,454        96
    (cost of $0)                                                      ---------
   TOTAL INVESTMENTS - 97.7% (cost of $877,524)(c)                      751,400
                                                                      ---------
SHORT-TERM OBLIGATIONS - 3.0%                                    PAR
--------------------------------------------------------------------------------
   Repurchase agreement with ABN AMRO Chicago Corp.,
   dated 12/31/98, due 01/04/99 at 4.750%, collateralized
   by U.S. Treasury notes with various maturities to 2015,
   market value $23,898 (repurchase proceeds $23,497)       $  23,485    23,485
                                                                      ----------
OTHER ASSETS & LIABILITIES, NET - (0.7%)                                 (5,803)
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                     $ 769,082
                                                                      ----------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(b)  Non-income producing.
(c)  Cost for federal income tax purposes is $877,683.

                     Investment Portfolio/December 31, 1998
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
--------------------------------------------------------------------------------

Summary of Securities
by Country                       Country             Value            % of Total
--------------------------------------------------------------------------------
Hong Kong                          HK              $ 541,197               72.0
Singapore                          Si                203,604               27.1
Phillippines                       Ph                  6,599                0.9
                                                   ---------               ----
                                                   $ 751,400              100.0
                                                   =========              =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

        Acronym                                                Name
   -------------------                                     ------------
          ADR                                       American Depositary Receipt

See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                               DECEMBER 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $877,524)                                   $ 751,400
Short-term obligations                                                    23,485
                                                                       ---------
                                                                         774,885

Cash including foreign currencies (cost $769)             $ 769
Receivable for:
  Investments sold                                        3,527
  Fund shares sold                                        2,086
  Dividends                                               1,320
  Interest                                                    3
Other                                                        11            7,716
                                                         -------       ---------
    Total Assets                                                         782,601

LIABILITIES
Cash including foreign currencies (cost $1,764)           1,764
Payable for:
  Fund shares repurchased                                10,332
Accrued:
  Management fee                                            513
  Administration fee                                        164
  Service fee - Class A, Class B, Class C                   123
  Distribution fee - Class B                                178
  Distribution fee - Class C                                 31
  Transfer agent fee                                        155
  Bookkeeping fee                                            24
  Deferred Trustees fees                                     10
Other                                                       225
                                                         -------
    Total Liabilities                                                     13,519
                                                                       ---------

NET ASSETS                                                             $ 769,082
                                                                       =========

See notes to financial statements.

                   STATEMENT OF ASSETS & LIABILITIES - CONT.


Net asset value & redemption price per share -
Class A ($250,089/32,146)                                           $7.78(a)
                                                                    ------

Maximum offering price per share - Class A
($7.78/0.9425)                                                      $8.25(b)
                                                                    ------

Net asset value & offering price per share -
Class B ($280,163/36,405)                                           $7.70(a)
                                                                    ------

Net asset value & offering price per share -
Class C ($48,316/6,269)                                             $7.71(a)
                                                                    ------

Net asset value & redemption price per share -
Class T ($51,526/6,635)                                             $7.77
                                                                    ------

Maximum offering price per share - Class T
($7.77/0.9425)                                                      $8.24(b)
                                                                    ------

Net asset value, offering & redemption price
per share - Class Z ($138,988/17,933)                               $7.75
                                                                    ------


COMPOSITION OF NET ASSETS
   Capital paid in                                             $1,213,813
   Overdistributed net investment income                           (7,483)
   Accumulated net realized loss                                 (311,124)
   Net unrealized depreciation                                   (126,124)
                                                               ----------
                                                               $  769,082
                                                               ==========
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

(in thousands)
INVESTMENT INCOME
Dividends:
    Cheung Kong Holdings Ltd.                                       $    1,851
    Hang Seng Bank                                                       2,558
    Hong Kong Electric Holdings Ltd.                                     2,659
    Hong Kong Telecommunications Ltd.                                    1,728
    HSBC Holdings PLC                                                    2,604
    Hong Kong and China Gas Co., Ltd.                                    1,869
    Hutchison Whampoa Ltd.                                               1,742
    Singapore Press                                                      3,697
    Swire Pacific Ltd., Series A                                         1,577
    Other                                                                7,731
Interest                                                                 1,993
                                                                    -----------
       Total Investment Income (net of nonreclaimable
       foreign taxes withheld at source which
       amounted to $1,713)                                              30,009

EXPENSES
Management fee                                       $  6,197
Administration fee                                      1,982
Service fee - Class A, Class B, Class C                 1,514
Distribution fee - Class B                              2,117
Distribution fee - Class C                                381
Transfer agent fee                                      2,705
Bookkeeping fee                                           287
Trustees fee                                               46
Custodian fee                                             418
Audit fee                                                  30
Legal fee                                                  14
Registration fee                                          114
Reports to shareholders                                    45
Other                                                     231           16,081
                                                     ---------      -----------
       Net Investment Income                                            13,928
                                                                    -----------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                        (195,402)
  Foreign currency transactions                        (7,932)
                                                     --------
       Net Realized Loss                                              (203,334)
Change in net unrealized appreciation
 during the period on:
  Investments                                          55,570
  Foreign currency transactions                            68
                                                     --------
       Net Change in Unrealized Appreciation                            55,638
                                                                    -----------
       Net Loss                                                       (147,696)
                                                                    -----------
Decrease in Net Assets from Operations                              $ (133,768)
                                                                    ==========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year ended
(in thousands)                                        December 31
                                               ---------------------------
INCREASE (DECREASE) IN NET ASSETS                 1998            1997 (A)
Operations:
Net investment income                          $  13,928       $    6,757
Net realized loss                               (203,334)        (119,897)
Net unrealized appreciation (depreciation)        55,638         (471,123)
                                               ----------      -----------
    Net Decrease from Operations                (133,768)        (584,263)
                                               ----------      -----------
Distributions:
From net investment income - Class A              (4,839)          (1,296)
From net realized gains - Class A                    -             (1,835)
In excess of net realized gains - Class A            -                 (3)
From net investment income - Class B              (3,032)             -
From net realized gains - Class B                                  (1,973)
In excess of net realized gains - Class B            -                 (3)
From net investment income - Class C                (503)             -
From net realized gains - Class C                    -               (347)
In excess of net realized gains - Class C            -                    (b)
From net investment income - Class T              (1,162)            (654)
From net realized gains - Class T                     -              (497)
In excess of net realized gains - Class T             -                (1)
From net investment income - Class Z              (3,078)          (1,444)
From net realized gains - Class Z                     -            (1,024)
In excess of net realized gains - Class Z             -                (2)
                                               ----------      -----------
                                                (146,382)        (593,342)
                                               ----------      -----------
Fund Share Transactions:
Receipts for shares sold - Class A               390,952          688,564
Value of distributions reinvested - Class A        3,964            2,747
Cost of shares repurchased - Class A            (423,839)        (748,862)
                                               ----------      -----------
                                                 (28,923)         (57,551)
                                               ----------      -----------
Receipts for shares sold - Class B               118,738          285,774
Value of distributions reinvested - Class B        2,739            1,820
Cost of shares repurchased - Class B            (150,324)        (285,671)
                                               ----------      -----------
                                                 (28,847)           1,923
                                               ----------      -----------
Receipts for shares sold - Class C                36,392           72,752
Value of distributions reinvested - Class C          463              320
Cost of shares repurchased - Class C             (41,371)         (84,050)
                                               ----------      -----------
                                                  (4,516)         (10,978)
                                               ----------      -----------
Receipts for shares sold - Class T                 3,578            4,180
Value of distributions reinvested - Class T          994              969
Cost of shares repurchased - Class T             (22,132)         (60,405)
                                               ----------      -----------
                                                 (17,560)         (55,256)
                                               ----------      -----------

(a) Class D shares were redesignated Class C shares on July 1, 1997.

Continued on next page.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                        Year ended
(in thousands)                                         December 31
                                               ----------------------------
                                                  1998             1997(A)

Receipts for shares sold - Class Z               149,223           77,647
Value of distributions reinvested - Class Z        2,303            2,048
Cost of shares repurchased - Class Z            (167,695)        (156,891)
                                               ---------      -----------
                                                 (16,169)         (77,196)
                                               ---------      -----------
  Net Decrease from Fund
    Share Transactions                           (96,015)        (199,058)
                                               ---------      -----------
        Total Decrease                          (242,397)        (792,400)
NET ASSETS
Beginning of period                            1,011,479        1,803,879
                                               ---------      -----------
End of period (net of overdistributed
  net investment income of
 $7,483 and $872, respectively)                $ 769,082      $ 1,011,479
                                               =========      ===========
NUMBER OF FUND SHARES
Sold - Class A                                    53,978           56,469
Issued for distributions reinvested - Class A        511              241
Repurchased - Class A                            (58,196)         (62,212)
                                               ---------      -----------
                                                  (3,707)          (5,502)
                                               ---------      -----------
Sold - Class B                                    16,083           23,200
Issued for distributions reinvested - Class B        348              130
Repurchased - Class B                            (20,659)         (24,648)
                                               ---------      -----------
                                                  (4,228)          (1,318)
                                               ---------      -----------
Sold - Class C                                     4,975            6,098
Issued for distributions reinvested - Class C         59               23
Repurchased - Class C                             (5,782)          (7,069)
                                               ---------      -----------
                                                    (748)            (948)
                                               ---------      -----------
Sold - Class T                                       492              346
Issued for distributions reinvested - Class T        128               91
Repurchased - Class T                             (3,092)          (4,977)
                                               ---------      -----------
                                                  (2,472)          (4,540)
                                               ---------      -----------
Sold - Class Z                                    20,851            6,329
Issued for distributions reinvested - Class Z        297              194
Repurchased - Class Z                            (23,285)         (13,127)
                                               ---------      -----------
                                                  (2,137)          (6,604)
                                               ---------      -----------


(a) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

NOTE 1.  ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: Newport Tiger Fund (formerly Colonial Newport Tiger) (the Fund), a series of Colonial Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in the nine Tigers of Asia ( Hong Kong, Singapore, South
Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Phillipines). The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class T shares are sold with a front-end sales charge and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T shares and Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their current value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Newport Fund Management (the Advisor) is the investment Advisor of the Fund and receives a monthly fee based on the Fund's average net assets as follows:

                  Average Net Assets                  Annual Fee Rate
                  ------------------                  ---------------
                  First $100 million                       1.00%
                   Next $1.4 billion                       0.75%
                   Next $1.0 billion                       0.70%
                   Over $2.5 billion                       0.65%

ADMINISTRATION FEE: Colonial Management Associates, Inc. (the Adminis-trator) an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

                 Average Net Assets                    Annual Fee Rate
                 ------------------                    ---------------
                  First $50 million                      No charge
                  Next $950 million                       0.035%
                   Next $1 billion                        0.025%
                   Next $1 billion                        0.015%
                   Over $3 billion                        0.010%

TRANSFER AGENT: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended December 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $233,889 on sales of the Fund's Class A, Class C and Class T shares and received contingent deferred sales charges (CDSC) of $126,238, $1,917,816 and $93,446 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.55% annually of the Fund's average net assets.

For the year ended December 31, 1998, the Fund's operating expenses, as defined above, did not exceed the 1.55% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended December 31, 1998, purchases and sales of investments, other than short-term obligations, were $113,560,445 and $208,341,380, respectively.

Unrealized appreciation (depreciation) at December 31, 1998, based on cost of investments for federal income tax purposes was:

            Gross unrealized appreciation               $  77,395,824
            Gross unrealized depreciation                (203,678,691)
                                                        -------------
               Net unrealized depreciation              $(126,282,867)
                                                        -------------

CAPITAL LOSS CARRYFORWARDS: At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                 Year of                              Capital loss
               expiration                             carryforward
               ----------                             ------------
                  2005                                $ 81,206,000
                  2006                                 229,760,000
                                                      ------------
                                                      $310,966,000
                                                      ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1998.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
 ................................................................................
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 108,540,820 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                                    AUTHORITY
                                              FOR                   WITHHELD
                                              ---                   --------
To Elect a Board of Trustees.

                                           54,477,774               2,121,777
                                           54,505,145               2,094,403
                                           54,500,620               2,098,928
                                           54,552,382               2,047,166
                                           54,503,027               2,096,520
                                           54,525,285               2,074,264
                                           54,490,615               2,108,935
                                           54,512,441               2,087,108
                                           54,533,143               2,066,405
                                           54,521,629               2,077,918
                                           54,515,006               2,084,481
                                           54,531,425               2,068,104
                                           54,548,081               2,051,467

To amend fundamental investment policies regarding borrowing and lending.

                 FOR                       AGAINST         ABSTAIN
                 ---                       -------         -------
             38,653,421                   2,802,374        1,897,676

To approve or disapprove changes to fundamental investment policies.

                 FOR                       AGAINST         ABSTAIN
                 ---                       -------         -------
            38,384,207                    2,987,351        1,981,915

To approve or disapprove the amended and restated Agreement and Declaration of Trust.

                 FOR                       AGAINST         ABSTAIN
                 ---                       -------         -------
             38,388,058                   2,881,290        2,084,123

To approve policies for a master fund/feeder fund structure.

                 FOR                       AGAINST         ABSTAIN
                 ---                       -------         -------
             38,185,714                   3,079,219        2,088,539

                                                    FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                                  Year ended December 31
                                      ------------------------------------------------------------------------------------
                                                                          1998
                                       Class A           Class B            Class C            Class T             Class Z
                                       -------           -------            -------            -------             -------
Net asset value - Beginning of
  period                               $ 9.020           $ 8.920            $ 8.940            $ 9.010             $ 9.010
                                       -------           -------            -------            -------             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)(c)      0.145              0.091             0.091              0.163                0.163
Net realized and unrealized loss        (1.234)           (1.228)            (1.241)            (1.232)             (1.252)
                                       -------           -------            -------            -------             -------
   Total from Investment Operations     (1.089)           (1.137)            (1.150)            (1.070)             (1.090)
                                       -------           -------            -------            -------             -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income              (0.151)           (0.083)            (0.080)            (0.171)              (0.171)
From net realized gains                    -                 -                  -                  -                    -
                                       -------           -------            -------            -------             -------
   Total Distributions
     Declared to Shareholders           (0.151)           (0.083)           (0.080)            (0.171)              (0.171)
                                       -------           -------            -------            -------             -------
Net asset value - End of period        $ 7.780           $ 7.700            $ 7.710            $ 7.770             $ 7.750
                                       -------           -------            -------            -------             -------
Total return (d)                        (12.08)%          (12.77)%           (12.89)%         (11.87)%             (12.09)%
                                       -------           -------            -------            -------             -------
RATIOS TO AVERAGE NET ASSETS
Operating expenses (e)                   1.78%             2.53%              2.53%              1.53%                1.53%
Interest expense                           -                 -                 -                  -                    -
Total expenses (e)                       1.78%             2.53%              2.53%              1.53%                1.53%
Net investment
  income (loss) (e)                      2.02%             1.27%              1.27%              2.27%                2.27%
Portfolio turnover                         15%               15%                15%                15%                  15%
Net assets at end
of period (000)                       $250,089         $ 280,163           $ 48,316           $ 51,526           $ 138,988

(a) Class D shares were redesignated Class C shares on July 1, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) 1998 information includes distributions from securities listed on the Statement of
    Operationsrwhichnamountedstoi$0.019,i$0.026,m$0.027, $0.017, $0.026, $0.019 $0.018, $0.037 and $0.016 per share, respectively. 1997 information includes distribution from Hong Kong Electric Holdings Ltd. which amounted to $0.015 per share in 1997.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                                               FINANCIAL HIGHLIGHTS - CONT.
                                                   Year ended December 31
                     ---------------------------------------------------------------------------
                                                      1997
                      Class A         Class B         Class C (a)       Class T         Class Z
                      -------         -------         -----------       -------         -------

                      $ 13.750        $ 13.640         $ 13.660         $ 13.750        $ 13.750
                      --------        --------         --------         --------        --------



                         0.081          (0.011)          (0.012)           0.112           0.112

                        (4.735)         (4.667)          (4.666)          (4.740)         (4.740)
                      --------        --------         --------         --------        --------

                        (4.654)         (4.678)          (4.678)          (4.628)         (4.628)
                      --------        --------         --------         --------        --------



                        (0.034)            -                -             (0.070)         (0.070)

                        (0.042)         (0.042)          (0.042)          (0.042)         (0.042)
                      --------        --------         --------         --------        --------


                        (0.076)         (0.042)          (0.042)          (0.112)         (0.112)
                      --------        --------         --------         --------        --------

                       $ 9.020         $ 8.920          $ 8.940          $ 9.010         $ 9.010
                      --------        --------         --------         --------        --------
                      (33.95)%        (34.41)%         (34.36)%         (33.76)%        (33.76)%
                      --------        --------         --------         --------        --------


                         1.73%           2.48%            2.48%            1.48%           1.48%
                           (f)             (f)              (f)              (f)             (f)
                         1.73%           2.48%            2.48%            1.48%           1.48%

                         0.64%         (0.11)%          (0.11)%            0.89%           0.89%
                           12%             12%              12%              12%             12%

                      $323,407        $362,442         $ 62,703         $ 82,095        $180,832


           (e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
           (f) Rounds to less than 0.01%.

                                               FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:
                                                            Year ended December 31
                                   ----------------------------------------------------------------------------
                                                                    1996
                                    Class A          Class B         Class C          Class T          Class Z
                                    --------         --------        --------         --------         --------
Net asset value - Beginning
  of period                         $ 12.460         $ 12.390        $ 12.410         $ 12.450         $ 12.450
                                    --------         --------        --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)        0.083           (0.016)         (0.016)           0.116            0.116
Net realized and unrealized gain       1.278            1.275           1.270            1.281            1.281
                                    --------         --------        --------         --------         --------
   Total from Investment
      Operations                       1.361            1.259           1.254            1.397            1.397
                                    --------         --------        --------         --------         --------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income            (0.067)          (0.005)                -         (0.093)          (0.093)
From net realized gains               (0.004)          (0.004)         (0.004)          (0.004)          (0.004)
                                    --------         --------        --------         --------         --------
   Total Distributions
     Declared to Shareholders         (0.071)          (0.009)         (0.004)          (0.097)          (0.097)
                                    --------         --------        --------         --------         --------
Net asset value - End of period     $ 13.750         $ 13.640        $ 13.660         $ 13.750         $ 13.750
                                    --------         --------        --------         --------         --------
Total return (e)                      10.94%           10.16%          10.11%           11.24%           11.24%
                                    --------         --------        --------         --------         --------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                           1.74%            2.49%           2.49%            1.49%            1.49%
Net investment income (g)              0.62%          (0.13)%         (0.13)%            0.87%            0.87%
Portfolio turnover                        6%               6%              6%               6%               6%
Net assets at end of period (000)   $568,497         $572,089        $108,785         $187,659         $366,849

(a) Class A, Class B and Class C shares were initially offered on April 1, 1995. Per share data reflects activity from that date.
(b) Newport Tiger Fund was reorganized as Colonial Newport Tiger Fund on April 1, 1995. Under the plan of reorganization, existing shareholders of Newport Tiger Fund received Class T or Class Z shares of Colonial Newport Tiger Fund. The financial highlights for Classes T and Z are presented as if the reorganization had occurred on January 1, 1995.
(c) Per share data was calculated using average shares outstanding during the period. (d) Includes distribution from Taiwan
    Fund which amounted to $ 0.013 per share. (e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                                       FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended December 31
                      ----------------------------------------------------------------------------------
                                                          1995
                      Class A (a)       Class B (a)      Class C (a)       Class T (b)       Class Z (b)
                      -----------       -----------      -----------       -----------       -----------
                       $ 10.860          $ 10.860          $ 10.860          $ 10.800          $ 10.800
                       --------          --------          --------          --------          --------



                          0.067            (0.003)           (0.003)            0.099 (d)         0.099 (d)

                          1.617             1.594             1.615             1.656             1.656
                       --------          --------          --------          --------          --------

                          1.684             1.591             1.612             1.755             1.755
                       --------          --------          --------          --------          --------



                         (0.060)           (0.037)           (0.038)           (0.081)           (0.081)

                         (0.024)           (0.024)           (0.024)           (0.024)           (0.024)
                       --------          --------          --------          --------          --------


                         (0.084)           (0.061)           (0.062)           (0.105)           (0.105)
                       --------          --------          --------          --------          --------

                       $ 12.460          $ 12.390          $ 12.410          $ 12.450          $ 12.450
                       --------          --------          --------          --------          --------
                         15.52% (f)        14.65% (f)        14.85% (f)        16.28%            16.28%
                       --------          --------          --------          --------          --------


                          1.37% (f)         1.93%  (f)        1.93%  (f)        1.60%             1.60%

                          0.28% (f)       (0.28)% (f)       (0.28)% (f)         0.75%             0.75%
                             4%                4%                4%                4%                4%

                      $ 196,870         $ 112,588          $ 21,420         $ 195,986         $ 345,583

(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact in 1996. In 1995, the benefits derived from custody credits and directed brokerage arrangements had an impact of 0.07% on Class A, Class B and Class C: 0.11% on Class T and Class Z.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                Year ended
                                                                December 31
                                                                ----------
                                                                   1994
                                                                ----------
Net asset value - Beginning of period                            $ 12.440
                                                                 --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                           0.060
Net realized and unrealized loss                                   (1.550)
                                                                 --------
   Total from Investment Operations                                (1.490)
                                                                 --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                         (0.040)
From net realized gains                                            (0.110)
                                                                 --------
   Total Distributions Declared to Shareholders                    (0.150)
                                                                 --------
Net asset value - End of period                                  $ 10.800
                                                                 --------
Total return (b)                                                   (11.96)%
                                                                 --------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                            1.29%
Net investment income                                               0.57%
Portfolio turnover                                                     8%
Net assets at end
of period (000)                                                 $ 456,241

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST VII AND THE SHAREHOLDERS OF
    NEWPORT TIGER FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Tiger Fund, (the "Fund"), (formerly Colonial Newport Tiger Fund) (a series of Colonial Trust VII), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial highlights for the period ended December 31, 1994 was audited by another Independent Accountant whose report, dated January 25, 1995, expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 1999

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ......... press  [1]

For account information .......................................... press  [2]

To speak to a service representative ............................. press  [3]

For yield and total return information ........................... press  [4]

For duplicate statements or new supply of checks ................. press  [5]

To order duplicate tax forms and year-end statements ............. press  [6]
(February through May)

To review your options at any time during your call .............. press  [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Newport Greater China Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Newport Greater China Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the
 Transfer Agent for Colonial, Stein Roe Advisor and Newport Funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o  NEWPORT o STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621 1-800-426-3750
       Visit us at www.libertyfunds.com


                                                   NT-02/341G-1298 (2/99) 99/131